Exhibit 10.4

REVOLVING NOTE

$15,000,000.00	October 28, 2011

1. FOR VALUE RECEIVED, GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company, GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company, and GREEN PLAINS ESSEX INC., an Iowa corporation (collectively, jointly and severally, the “Borrower”), hereby unconditionally promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (“Lender”), in immediately available funds, the principal amount of FIFTEEN MILLION AND NO/00 DOLLARS ($15,000,000.00), or so much of that sum as may be advanced under this promissory note (this “Note”), plus interest as specified in this Note. This Note evidences a loan (“Loan”) from the Lender to the Borrower.

2. This Note is (i) one of the Notes referred to in that certain Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders party thereto from time to time (each a “Lender” and collectively the “Lenders”), BNP Paribas, as Administrative Agent (in such capacity, together with its successors and assigns, the “Agent”), (ii) entitled to the benefits thereof, (iii) secured as provided for therein, and (iv) subject to optional and mandatory prepayment in whole or in part as provided therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

3. All amounts payable under this Note, including interest payable on the unpaid principal amount hereof from time to time commencing from the date of disbursement at the rates per annum and on the dates, as provided in the Credit Agreement until paid in full (both before and after judgment), are payable in lawful money of the United States during normal business hours of the Lender at the office of the Agent or at such other place as the Lender from time to time may designate. Checks constitute payment only when collected.

4. The holder of this Note is authorized to record the date, Type and amount of each Revolving Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement, each Continuation thereof and each Conversion of all or a portion thereof to another Type pursuant to Section 4.4 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof and, in the case of LIBO Rate Loans, the length of each Interest Period and the LIBO Rate with respect thereto, on the schedule annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and, absent manifest error, any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Note or under the Credit Agreement.

5. Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

6. The Borrower expressly waives diligence, presentment, protest, demand, and other notices of any kind.

7. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS OF THAT STATE.

8. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys’ fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any Insolvency Proceeding, the Borrower agrees to pay all of Lender’s reasonable costs and expenses, including attorneys’ fees, which may be incurred in enforcing or protecting Lender’s rights or interests. From the time(s) incurred until paid to Lender, all such sums shall bear interest at the default rate provided in Section 4.3(c) of the Credit Agreement.

9. The Borrower agrees that the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, in each case without affecting the liability of Borrower under this Note.

10. If Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Lender’s rights, or of any breach, default or failure of condition of or under this Note. No waiver by Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by Lender. All of Lender’s remedies in connection with this Note or under applicable law shall be cumulative, and Lender’s exercise of any one or more of those remedies shall not constitute an election of remedies.

11. This Note inures to and binds the successors and assigns of the Borrower and Lender; provided, however, that the Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of Lender in each instance.

12. As used in this Note, the terms “Lender,” “holder” and “holder of this Note” are interchangeable. As used in this Note, the word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

13. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered as of the day and year first above written.

BORROWER:

GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company

By:	GREEN PLAINS RENEWABLE ENERGY, INC., an Iowa corporation, its sole Member

	By:	/s/ Jerry Peters
	Name:	Jerry Peters
	Title:	Chief Financial Officer

GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company

By:	GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company, its sole Member

	By:	/s/ Jerry Peters
	Name:	Jerry Peters
	Title:	Chief Financial Officer

GREEN PLAINS ESSEX INC., an Iowa corporation

By:	/s/ Jerry Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

c/o Green Plains Grain Company LLC 450 Regency Parkway, Suite 400 Omaha, Nebraska 68114 Attention: Mr. Jerry Peters Fax: (402) 884-8776 Phone: (402) 315-1603 Email: jerry.peters@gpreinc.com

[SIGNATURE PAGE TO PROMISSORY NOTE (U.S. BANK)]

Schedule to Note

Date	Amount of Loan			Type of Loan		Interest Period (for LIBO Rate Loans) and Interest Rate		Amount of Principal Repaid (or Converted)			Unpaid Principal Balance of Loans			Notation Made By
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________
[______]	$	[________	]	[________	]	[___	]%	$	[________	]	$	[________	]	________

Schedule to Note